Exhibit 10 (c)
                                                   --------------










                          EMPLOYERS MUTUAL COMPANIES

                         REINSURANCE POOLING AGREEMENT

                                   BETWEEN

                       EMPLOYERS MUTUAL CASUALTY COMPANY

                                     AND

                      CERTAIN OF ITS AFFILIATED COMPANIES

                      REWRITTEN EFFECTIVE JANUARY 1, 1987
                         REINSURANCE POOLING AGREEMENT

     This Agreement made by and between Employers Mutual Casualty Company and certain of its affiliated or subsidiary companies such as are signatory hereto by means of exhibits setting forth the interests and liabilities of the parties, attached hereto and made a part of this Agreement. Employers Mutual Casualty Company is hereinafter referred to as "EMC", and the other companies signatory hereto are hereinafter referred to as the "Affiliated Companies" or as the "Affiliated Company", as the context requires.

     EMC and each Affiliated Company signatory to the Pooling Agreement agree to honor the terms set forth herein as if this Agreement were solely between EMC and each such Affiliated Company. Balances payable to or recoverable from EMC and any such Affiliated Company shall not serve to offset any balances payable to or recoverable from any other Affiliated Company signatory to this Agreement. Reports and remittances between EMC and each Affiliated Company shall be in sufficient detail to identify the individual premium and loss obligation of each party to the other.

                                   ARTICLE I
                                   ---------
     The Companies are engaged in the insurance business and maintain a mutual business relationship having certain incidents of common management, and desire to bring about for each other added economies of operation, uniform underwriting results, diversification as respects the classes of insurance business written, and maximization of capacity. To accomplish the aforesaid, the Companies do by means of this Agreement, pool all of their insurance business then in force as of 12:01 A.M. of the date signatory hereto, and thereafter to share in the fortunes of their pooled insurance business.

                                   ARTICLE II
                                   ----------
     EMC hereby reinsures and the Affiliated Company hereby cedes and transfers to EMC all liabilities incurred under or in connections with all contracts and policies of insurance issued by the Affiliated Company outstanding and in force as of 12:01 A.M. of the date signatory hereto, or thereafter issued by it. Such liabilities shall include the Affiliated Company's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other underwriting and administrative expenses as evidenced by the Affiliated Company's books and records, but shall not include inter-company balances, liabilities for Corporate Taxes including Federal or State Income Taxes, or liabilities incurred in connection with their respective investment transactions.

                                   ARTICLE III
                                  ------------
     The Affiliated Company hereby assigns and transfers to EMC all right, title and interest in and to reinsurance outstanding and in force with respect to the liabilities reinsured by EMC under Article II hereof.


                                   ARTICLE IV
                                   ----------
     The Affiliated Company assigns and transfers to EMC amounts equal to the aggregate of all of its liabilities reinsured by EMC under Article II hereof, less a commission allowance equal to the prepaid expenses of the Affiliated Company but not in excess of 40 percent of the Affiliated Company's combined ratio on a trade basis. Prepaid expenses is defined as those expenses records in column 2, part 4, of the Underwriting and Expense Exhibit of the Affiliated Company's convention statement. The trade combined ratio is the ratio of loss and loss adjustment expense to earned premium, plus the ratio of underwriting expenses to premiums written.

                                   ARTICLE V
                                   ---------
     The Affiliated Company hereby reinsures, and EMC hereby cedes and transfers to the Affiliated Company a portion of its net liabilities under all contracts and policies of insurance (including those reinsured by EMC under Article II hereof) on which EMC is subject to liability and which are outstanding and in force as of 12:01 A.M. of the date signatory hereto, or are issued thereafter, in accordance with the exhibit attached hereto to which the Affiliated Company is a signatory party. Such liabilities shall include reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other underwriting and administrative expenses, but shall not include inter-company balances, liabilities for Corporate Taxes including Federal or State Income Taxes, or liabilities in connection with investment transactions.

                                   ARTICLE VI
                                   ----------
     EMC hereby assigns and transfers to the Affiliated Company amounts equal to the aggregate of all liabilities of EMC reinsured by the Affiliated Company under contracts and policies of insurance which are outstanding and in force as of 12:01 A.M. of the date signatory hereto under Article V hereof, less a commission allowance equal to the prepaid expenses of EMC but not in excess of 40 percent of EMC's combined ratio on a trade basis. Prepaid expenses is defined as those expenses recorded in column 2, part 4, of the Underwriting and Expense Exhibit of EMC's convention statement. The trade combined ratio is the ratio of loss and loss adjustment expense to earned premium, plus the ratio of underwriting expenses to premiums written.

                                   ARTICLE VII
                                   -----------
     EMC agrees to pay to the Affiliated Company it respective participation of all premiums written by the companies after first deducting premiums on all reinsurance ceded to reinsurers (other than the parties hereto). Similarly, it is further agreed that all losses, loss expense and other underwriting and administrative expenses (with the exceptions noted in Articles II and V hereof) of the companies, less all losses and expense recovered and recoverable under reinsurance ceded to reinsurers (other than the parties hereto), shall be pro-rated between the parties on the basis of their respective participation as reflected in the aforesaid exhibit.

                                   ARTICLE VIII
                                   ------------
     The obligation of the companies under this Agreement to exchange reinsurance between themselves may be offset by reciprocal obligation so that the net amount only shall be required to be transferred, except no offset shall be valid under circumstances prohibited by Section 7472, New York Insurance Laws. An accounting on all transactions shall be rendered quarterly, and the settling of balances shall be made within 30 days after the rendering of the quarterly reports. Except as otherwise required by the context of this Agreement, the amount of all payments between the companies under this Agreement shall be determined on the basis of the convention form of annual statements of the companies. Notwithstanding anything herein contained, this Agreement shall not apply to the investment operations of the companies.

                                   ARTICLE IX
                                   ----------
     The conditions of reinsurance hereunder shall in all cases be identical with the conditions of the original insurance or as changed during the term of insurance.

                                   ARTICLE X
                                   ---------
     This Agreement is a continuing one and is unlimited as to duration but may be terminated upon mutual consent or by 30 day prior written notice by either party.

                                   ARTICLE XI
                                   ----------
     Each of the companies hereto, as the assuming insurer, hereby agrees that all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the assuming insurer on the basis of the liability of the ceding insurer under the policy or contract reinsured without diminution because of insolvency of the ceding insurer; provided that such reinsurance shall be payable directly to the ceding insurer or to its liquidator, receiver or other statutory successor, except as provided by
Section 4118 of New York Insurance Law or except (a) where the contract specifically provides another payee for such reinsurance in the event of the insolvency of the ceding insurer and (b) where the assuming insurer, with consent of the direct insured or insureds, has assumed such policy obligations of the ceding insurer as direct obligations of the assuming insurer to the payees under such policies and in substitution for the obligations of the ceding insurer to such payee; and further provided that the liquidator, receiver or statutory successor of the ceding insurer shall give written notice of the pendency of any claim against the insolvent ceding insurer on the policy or contract reinsured within a reasonable time after such claim; and the assuming insurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the ceding insurer or it liquidator, receiver or statutory successor, the expense thus incurred by the assuming insurer to be chargeable, subject to court approval against the insolvent ceding insurer as part of the expense of liquidation to the extent of proportionate share of the benefit which may accrue to the ceding insurer solely as a result of the defense undertaken by the assuming insurer.

                                   ARTICLE XII
                                   -----------
     Each party shall allow the other party to inspect, at reasonable times, the records of the Company relevant to the business reinsured under this Agreement, including files concerning claims, losses, or legal proceedings which involve or are likely to involve the other party.

                                  ARTICLE XIII
                                  ------------
A. As a condition precedent to any right of action hereunder, any dispute arising out of this Agreement shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in Des Moines, Iowa, unless otherwise agreed.

B. The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two and the decision shall be made by drawing lots.

C. The claimant shall submit its initial brief within 20 days from appointment of the umpire. The respondent shall submit its brief within 20 days after receipt of the claimant's brief and the claimant may submit a reply brief within 10 days after receipt of the respondent's brief.

D. The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction thereof.

E. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings shall be allocated by the board.

                                  ARTICLE XIV
                                  -----------
     By execution of this Agreement, the parties hereto simultaneously terminate any and all reinsurance agreements by and between them heretofore existing, upon the understanding that this Agreement shall supersede and exist in substitution for any such prior agreements.

     Executed by the parties hereto the day and year as reflected in the exhibit attached hereto.

                                 ADDENDUM #I TO
                             EMC INSURANCE COMPANIES
                          REINSURANCE POOLING AGREEMENT
                                    BETWEEN
                        EMPLOYERS MUTUAL CASUALTY COMPANY
                                      AND
                       CERTAIN OF ITS AFFILIATED COMPANIES


This Pooling Agreement is amended by adding Article XV thereto, with effect from January 1, 1993, as follows:

                                   ARTICLE XV
                                   ----------
        Notwithstanding the wording of this Agreement as contained in Articles II through VIII, it is agreed and understood that the voluntary reinsurance assumed business written by EMC and heretofore ceded to the Affiliated Companies under this Pooling Agreement, is hereafter not "contracts and policies of insurance" as used in this agreement, and is not business subject to cession and transfer by EMC to the Affiliated Companies.

On January 1, 1993, EMC and the Affiliated Companies shall make such asset and reserve transfers as are required to give effect to the provisions of this
Article XV.

This Pooling Agreement is further amended by substituting "EMC Insurance Companies" for "Employers Mutual Companies" wherever it appears, consistent with and pursuant to action of the Board of Directors effecting this name change.

                     INTEREST AND LIABILITIES EXHIBIT # II
                         TO EMPLOYERS MUTUAL COMPANIES
                         REINSURANCE POOLING AGREEMENT


     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 3% of EMC's net liabilities, pursuant to Article V, effective January 1, 1987.

      The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

           American Liberty Insurance Company              5  %
           Dakota Fire Insurance Company                   3  %
           EMCASCO Insurance Company                       8  %
           Illinois EMCASCO Insurance Company              6  %
           Union Mutual Insurance Company
             of Providence                                 2.5%
                                                         -----
                                                          24.5%
           EMC's Net Retained Portions of
             its Net Liabilities is                       75.5%
                                                         -----
                                                         100.0%

Executed by the parties hereto this 25th day of November, 1986.

                                    Employers Mutual Casualty Company


                                    By:/s/Richard E. Haskins
                                       ------------------------------


                                    Dakota Fire Insurance Company


                                    By:/s/Robb B. Kelley
                                       ------------------------------

                              AMENDMENT # I TO
                    INTEREST AND LIABILITIES EXHIBIT # II
                        TO EMPLOYERS MUTUAL COMPANIES
                        REINSURANCE POOLING AGREEMENT


     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 5% of EMC's net liabilities, pursuant to Article V, effective January 1, 1992.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

           American Liberty Insurance Company               5  %
           Dakota Fire Insurance Company                    5  %
           EMCASCO Insurance Company                        9  %
           Illinois EMCASCO Insurance Company               8  %
           Union Mutual Insurance Company
             of Providence                                  2.5%
                                                          -----
                                                           29.5%
           EMC's Net Retained Portions of
             its Net Liabilities is                        70.5%
                                                          -----
                                                          100.0%

Executed by the parties hereto this 20th day of December, 1991.

                                    Employers Mutual Casualty Company


                                    By:/s/Richard E. Haskins
                                       ------------------------------


                                    Dakota Fire Insurance Company


                                    By:/s/Bruce G. Kelley
                                       ------------------------------

                               ENDORSEMENT NO. I
                                      TO
                     REINSURANCE POOLING AGREEMENT BETWEEN
        DAKOTA FIRE INSURANCE CO. AND EMPLOYERS MUTUAL CASUALTY COMPANY


     Whereby Dakota Fire Insurance Company does not desire to become licensed in the State of Iowa which disallows credits taken by Employers Mutual Casualty Company in their financial statements for unearned premium reserve and loss reserve for reinsurance ceded to Dakota Fire Insurance Company. In consideration of continuing with a reinsurance program between the companies, Dakota Fire Insurance Company does place the Bond and Corporate Note portion of their Custodial Account Number 1929009 at the Bankers Trust Company, Des Moines, Iowa, under the control of Employers Mutual Casualty Company. The market value of the account exceeds $9,000,000 and that amount or a greater amount will be maintained there during the life of this Agreement.

     It is further agreed that there will be no bonds cashed by Employers Mutual Casualty Company for their benefit unless Dakota Fire Insurance Company defaults on the reinsurance contract.

     This contract may be terminated by either party at such a time as may be mutually agreeable.

     Executed by the parties hereto 25th Day of November 1986.



                                    DAKOTA FIRE INSURANCE COMPANY


                                    By:/s/Robb B. Kelley
                                       ------------------------------


                                    EMPLOYERS MUTUAL CASUALTY COMPANY


                                    By:/s/Richard E. Haskins
                                       ------------------------------

                             ENDORSEMENT NO. II
                                     TO
             REINSURANCE POOLING AGREEMENT BETWEEN DAKOTA FIRE AND
                      EMPLOYERS MUTUAL CASUALTY COMPANY


Endorsement No. I is hereby deleted from this Agreement.

Executed by the Parties this 4th day of March, 1993.


                                    Employers Mutual Casualty Company


                                    By:/s/Fred A. Schiek
                                       ------------------------------


                                    Dakota Fire Insurance Company


                                    By:/s/Bruce G. Kelley
                                       ------------------------------

            AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT  II
                         TO EMC INSURANCE COMPANIES
                        REINSURANCE POOLING AGREEMENT


     In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

     Executed by the parties this 23rd day of December, 1992.


                                    Employers Mutual Casualty Company


                                    By:/s/Bruce G. Kelley
                                       ------------------------------


                                    Dakota Fire Insurance Company


                                    By:/s/Fred A. Schiek
                                       ------------------------------

                              AMENDMENT #III TO
                    INTEREST AND LIABILITIES EXHIBIT #II
                        TO EMC INSURANCE COMPANIES
                       REINSURANCE POOLING AGREEMENT


     This Amendment is effective January 1, 1997.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

    American Liberty Insurance Company                      5  %
    Dakota Fire Insurance Company                           5  %
    EMCASCO Insurance Company                               9  %
    Hamilton Mutual Insurance Company of Cincinnati, Ohio   5  %
    Illinois EMCASCO Insurance Company                      8  %
    Union Insurance Company of Providence                   2.5%
                                                          -----
                                                           34.5%

    EMC's Net Retained Portion of its Net Liabilities is   65.5%
                                                          -----
                                                          100.0%

    Executed by the parties hereto this 26th day of March, 1997.


                                    Employers Mutual Casualty Company


                                    By: /s/Bruce G. Kelley
                                        -----------------------------


                                    Dakota Fire Insurance Company


                                    By: /s/Fred A. Schiek
                                        -----------------------------

                             AMENDMENT #IV TO
                   INTEREST AND LIABILITIES EXHIBIT #II
                        TO EMC INSURANCE COMPANIES
                       REINSURANCE POOLING AGREEMENT


     This Amendment is effective January 1, 1998.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

          American Liberty Insurance Company                  3.5%
          Dakota Fire Insurance Company                       5  %
          EMCASCO Insurance Company                           9  %
          Farm and City Insurance Company                     1.5%
          Hamilton Mutual Insurance Company Of
            Cincinnati, Ohio                                  5  %
          Illinois EMCASCO Insurance Company                  8  %
          Union Insurance Company of Providence               2.5%
                                                            -----
                                                             34.5%

          EMC's Net Retained Portion of its Net
            Liabilities is                                   65.5%
                                                            -----
                                                            100.0%

Executed by the parties hereto this 15th day of January, 1998.

                                       Employers Mutual Casualty Company


                                       By:/s/ Bruce G. Kelley
                                          ------------------------------

                                       Print Name and Title: Bruce G. Kelley
                                                             President and CEO


                                       Dakota Fire Insurance Company


                                       By:/s/ Ronald W. Jean
                                          -------------------------------

                                       Print Name and Title: Ronald W. Jean
                                                             Vice President
                                                               and Actuary

                     INTEREST AND LIABILITIES EXHIBIT #III
                         TO EMPLOYERS MUTUAL COMPANIES
                         REINSURANCE POOLING AGREEMENT


     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfer to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 6% of EMC's net liabilities, pursuant to Article V, effective January 1, 1987.

      The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

               American Liberty Insurance Company        5  %
               Dakota Fire Insurance Company             3  %
               EMCASCO Insurance Company                 8  %
               Illinois EMCASCO Insurance Company        6  %
               Union Mutual Insurance Company
                 of Providence                           2.5%
                                                       -----
                                                        24.5%

                EMC's Net Retained Portions of
                 its Net Liabilities is                 75.5%
                                                       -----
                                                       100.0%

Executed by the parties hereto this 25th day of November, 1986.


                                    EMPLOYERS MUTUAL CASUALTY COMPANY


                                    By:/s/Richard E. Haskins
                                       ------------------------------


                                    ILLINOIS EMCASCO INSURANCE COMPANY


                                    By:/s/Robb B. Kelley
                                       -------------------------------

                             AMENDMENT # I TO
                  INTEREST AND LIABILITIES EXHIBIT # III
                      TO EMPLOYERS MUTUAL COMPANIES
                      REINSURANCE POOLING AGREEMENT


     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 8% of EMC's net liabilities, pursuant to Article V, effective January 1, 1992.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

               American Liberty Insurance Company       5  %
               Dakota Fire Insurance Company            5  %
               EMCASCO Insurance Company                9  %
               Illinois EMCASCO Insurance Company       8  %
               Union Mutual Insurance Company
                 of Providence                          2.5%
                                                      -----
                                                       29.5%

               EMC's Net Retained Portions of
                 its Net Liabilities is                70.5%
                                                      -----
                                                      100.0%

Executed by the parties hereto this 20th day of December, 1991.


                                    Employers Mutual Casualty Company


                                    By:/s/Richard E. Haskins
                                       ------------------------------

                                    Illinois EMCASCO Insurance Company


                                    By:/s/Bruce G. Kelley
                                       -------------------------------

             AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT  III
                          TO EMC INSURANCE COMPANIES
                         REINSURANCE POOLING AGREEMENT


     In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

     Executed by the parties this 23rd day of December, 1992.


                                    Employers Mutual Casualty Company


                                    By:/s/Bruce G. Kelley
                                       -------------------------------

                                    Illinois EMCASCO Insurance Company


                                    By:/s/Fred A. Schiek
                                       -------------------------------

                               AMENDMENT #III TO
                     INTEREST AND LIABILITIES EXHIBIT #III
                          TO EMC INSURANCE COMPANIES
                         REINSURANCE POOLING AGREEMENT


     This Amendment is effective January 1, 1997.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

    American Liberty Insurance Company                      5  %
    Dakota Fire Insurance Company                           5  %
    EMCASCO Insurance Company                               9  %
    Hamilton Mutual Insurance Company of Cincinnati, Ohio   5  %
    Illinois EMCASCO Insurance Company                      8  %
    Union Insurance Company of Providence                   2.5%
                                                          -----
                                                           34.5%

    EMC's Net Retained Portion of its Net Liabilities is   65.5%
                                                          -----
                                                          100.0%

    Executed by the parties hereto this 26th day of March, 1997.


                                    Employers Mutual Casualty Company


                                    By: /s/Bruce G. Kelley
                                        -----------------------------


                                    Illinois EMCASCO Insurance Company


                                    By: /s/Fred A. Schiek
                                        -----------------------------

                             AMENDMENT #IV TO
                   INTEREST AND LIABILITIES EXHIBIT #III
                        TO EMC INSURANCE COMPANIES
                       REINSURANCE POOLING AGREEMENT


     This Amendment is effective January 1, 1998.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

          American Liberty Insurance Company                  3.5%
          Dakota Fire Insurance Company                       5  %
          EMCASCO Insurance Company                           9  %
          Farm and City Insurance Company                     1.5%
          Hamilton Mutual Insurance Company Of
            Cincinnati, Ohio                                  5  %
          Illinois EMCASCO Insurance Company                  8  %
          Union Insurance Company of Providence               2.5%
                                                            -----
                                                             34.5%

          EMC's Net Retained Portion of its Net
            Liabilities is                                   65.5%
                                                            -----
                                                            100.0%

Executed by the parties hereto this 15th day of January, 1998.

                                       Employers Mutual Casualty Company


                                       By:/s/ Bruce G. Kelley
                                          ------------------------------

                                       Print Name and Title: Bruce G. Kelley
                                                             President and CEO


                                       Illinois EMCASCO Insurance Company


                                       By:/s/ Ronald W. Jean
                                          -------------------------------

                                       Print Name and Title: Ronald W. Jean
                                                             Vice President
                                                               and Actuary

                     INTEREST AND LIABILITIES EXHIBIT #IV
                         TO EMPLOYERS MUTUAL COMPANIES
                         REINSURANCE POOLING AGREEMENT


     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 8% of EMC's net liabilities, pursuant to Article V, effective January 1, 1987. The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

                American Liberty Insurance Company         5  %
                Dakota Fire Insurance Company              3  %
                EMCASCO Insurance Company                  8  %
                Illinois EMCASCO Insurance Company         6  %
                Union Mutual Insurance Company
                  of Providence                            2.5%
                                                         -----
                                                          24.5%

                EMC's Net Retained Portions of
                  its Net Liabilities is                  75.5%
                                                         -----
                                                         100.0%

Executed by the parties hereto this 25th day of November, 1986.


                                    Employers Mutual Casualty Company


                                    By:/s/Richard E. Haskins
                                       ------------------------------

                                    EMCASCO Insurance Company


                                    By:/s/Robb B. Kelley
                                       ------------------------------

                                AMENDMENT # I TO
                      INTEREST AND LIABILITIES EXHIBIT # IV
                          TO EMPLOYERS MUTUAL COMPANIES
                          REINSURANCE POOLING AGREEMENT


      In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 9% of EMC's net liabilities, pursuant to Article V, effective January 1, 1992.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

              American Liberty Insurance Company       5  %
              Dakota Fire Insurance Company            5  %
              EMCASCO Insurance Company                9  %
              Illinois EMCASCO Insurance Company       8  %
              Union Mutual Insurance Company
                of Providence                          2.5%
                                                     -----
                                                      29.5%

              EMC's Net Retained Portions of
                its Net Liabilities is                70.5%
                                                     -----
                                                     100.0%

Executed by the parties hereto this 20th day of December, 1991.


                                   Employers Mutual Casualty Company


                                   By:/s/Richard E. Haskins
                                      ------------------------------

                                   EMCASCO Insurance Company


                                   By:/s/Bruce G. Kelley
                                      ------------------------------

            AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT  IV
                         TO EMC INSURANCE COMPANIES
                       REINSURANCE POOLING AGREEMENT


     In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

     Executed by the parties this 23rd day of December, 1992.


                                    Employers Mutual Casualty Company


                                    By:/s/Bruce G. Kelley
                                       ------------------------------

                                    EMCASCO Insurance Company


                                    By:/s/Fred A. Schiek
                                       ------------------------------

                               AMENDMENT #III TO
                      INTEREST AND LIABILITIES EXHIBIT #IV
                           TO EMC INSURANCE COMPANIES
                          REINSURANCE POOLING AGREEMENT


     This Amendment is effective January 1, 1997.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

    American Liberty Insurance Company                      5  %
    Dakota Fire Insurance Company                           5  %
    EMCASCO Insurance Company                               9  %
    Hamilton Mutual Insurance Company of Cincinnati, Ohio   5  %
    Illinois EMCASCO Insurance Company                      8  %
    Union Insurance Company of Providence                   2.5%
                                                          -----
                                                           34.5%

    EMC's Net Retained Portion of its Net Liabilities is   65.5%
                                                          -----
                                                          100.0%

    Executed by the parties hereto this 26th day of March, 1997.


                                    Employers Mutual Casualty Company


                                    By: /s/Bruce G. Kelley
                                        -----------------------------



                                    EMCASCO Insurance Company


                                    By: /s/Fred A. Schiek
                                        -----------------------------

                             AMENDMENT #IV TO
                   INTEREST AND LIABILITIES EXHIBIT #IV
                        TO EMC INSURANCE COMPANIES
                       REINSURANCE POOLING AGREEMENT


     This Amendment is effective January 1, 1998.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

          American Liberty Insurance Company                  3.5%
          Dakota Fire Insurance Company                       5  %
          EMCASCO Insurance Company                           9  %
          Farm and City Insurance Company                     1.5%
          Hamilton Mutual Insurance Company Of
            Cincinnati, Ohio                                  5  %
          Illinois EMCASCO Insurance Company                  8  %
          Union Insurance Company of Providence               2.5%
                                                            -----
                                                             34.5%

          EMC's Net Retained Portion of its Net
            Liabilities is                                   65.5%
                                                            -----
                                                            100.0%

Executed by the parties hereto this 15th day of January, 1998.

                                       Employers Mutual Casualty Company


                                       By:/s/ Bruce G. Kelley
                                          -------------------------------

                                       Print Name and Title: Bruce G. Kelley
                                                             President and CEO


                                       EMCASCO Insurance Company


                                       By:/s/ Ronald W. Jean
                                          -------------------------------

                                       Print Name and Title: Ronald W. Jean
                                                             Vice President
                                                               and Actuary

                   INTEREST AND LIABILITIES EXHIBIT #VII
                        TO EMC INSURANCE COMPANIES
                       REINSURANCE POOLING AGREEMENT


     In consideration of the covenants and agreements reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby accepts reinsurance thereon, 1.5% of EMC's net liabilities, pursuant to Article V, effective January 1, 1998.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

          American Liberty Insurance Company                  3.5%
          Dakota Fire Insurance Company                       5  %
          EMCASCO Insurance Company                           9  %
          Farm and City Insurance Company                     1.5%
          Hamilton Mutual Insurance Company Of
            Cincinnati, Ohio                                  5  %
          Illinois EMCASCO Insurance Company                  8  %
          Union Insurance Company of Providence               2.5%
                                                            -----
                                                             34.5%

          EMC's Net Retained Portion of its Net
            Liabilities is                                   65.5%
                                                            -----
                                                            100.0%

Executed by the parties hereto this 15th day of January, 1998.

                                       Employers Mutual Casualty Company


                                       By:/s/ Bruce G. Kelley
                                          ------------------------------

                                       Print Name and Title: Bruce G. Kelley
                                                             President and CEO


                                       Farm and City Insurance Company


                                       By:/s/ Ronald W. Jean
                                          ------------------------------

                                       Print Name and Title: Ronald W. Jean
                                                             Vice President
                                                               and Actuary

                             AMENDMENT #I TO
                   INTEREST AND LIABILITIES EXHIBIT #VII
                        TO EMC INSURANCE COMPANIES
                       REINSURANCE POOLING AGREEMENT


     In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the Affiliated Company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Reinsurance Pooling Agreement effective from January 1, 1998.

     Executed by the parties hereto this 15th day of January, 1998.

                                       Employers Mutual Casualty Company


                                       By:/s/ Bruce G. Kelley
                                          ------------------------------

                                       Print Name and Title: Bruce G. Kelley
                                                             President and CEO


                                       Farm and City Insurance Company


                                       By:/s/ Ronald W. Jean
                                          ------------------------------

                                       Print Name and Title: Ronald W. Jean
                                                             Vice President
                                                               and Actuary

                              ADDENDUM #II TO
                          EMC INSURANCE COMPANIES
                       REINSURANCE POOLING AGREEMENT
                                  BETWEEN
                     EMPLOYERS MUTUAL CASUALTY COMPANY
                                   AND
                    CERTAIN OF ITS AFFILIATED COMPANIES


This EMC Insurance Companies Reinsurance Pooling Agreement, rewritten effective January 1, 1987, including all Exhibits attached thereto, and as previously amended, is further amended by adding thereto:

                               ARTICLE XVI

      This Agreement, including its attached Addenda, Exhibits, Endorsements and the Amendments thereto, constitutes the entire agreement between the parties hereto, and there are no other oral or written agreements, understandings or undertakings with respect to the subject matter hereof not expressed in this Agreement and its Addenda, Exhibits, Endorsements and the Amendments thereto.

      Executed this 24th day of July, 1998.


EMPLOYERS MUTUAL CASUALTY COMPANY        FARM AND CITY INSURANCE COMPANY

By   /s/ Bruce G. Kelley                 By   /s/ Bruce G. Kelley
     ------------------------------           -----------------------------
     Bruce G. Kelley                          Bruce G. Kelley
     Its President, Treasurer & CEO           Its Chairman, Treasurer & CEO


AMERICAN LIBERTY INSURANCE COMPANY       THE HAMILTON MUTUAL INSURANCE COMPANY
                                         OF CINCINNATI, OHIO
By   /s/ Bruce G. Kelley
     -----------------------------       By   /s/ Bruce G. Kelley
     Bruce G. Kelley                          -----------------------------
     Its Chairman & CEO                       Bruce G. Kelley
                                              Its Chairman & CEO

DAKOTA FIRE INSURANCE COMPANY
                                         ILLINOIS EMCASCO INSURANCE COMPANY
By   /s/ Bruce G. Kelley
     -----------------------------       By   /s/ Bruce G. Kelley
     Bruce G. Kelley                          -----------------------------
     Its Chairman & CEO                       Bruce G. Kelley
                                              Its Chairman

EMCASCO INSURANCE COMPANY
                                         UNION INSURANCE COMPANY OF PROVIDENCE
By   /s/ Bruce G. Kelley
     ------------------------------      By   /s/ Bruce G. Kelley
     Bruce G. Kelley                          -----------------------------
     Its Chairman, President,                 Bruce G. Kelley
     Treasurer & CEO                          Its Chairman, Treasurer & CEO